UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2023, Orthofix Medical Inc. (the “Company”) issued a news release announcing, among other things, its financial results for the fourth quarter and year ended December 31, 2022. As the merger with SeaSpione Holdings Corporation ("SeaSpine") was completed on January 5, 2023, the news release also includes the stand-alone financial results of SeaSpine for the fourth quarter and year ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

The information furnished in this Item 2.02, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 2.02 of this report.

Discussion of Non-GAAP Financial Measures

Constant Currency

Constant currency is a non-GAAP measure, which the Company calculates by using foreign currency rates from the comparable, prior-year period, to present net sales at comparable rates. Constant currency can be presented for numerous GAAP measures, but is most commonly used by management to analyze net sales without the impact of changes in foreign currency rates.

Free Cash Flow

Free cash flow is a non-GAAP financial measure, which is calculated by subtracting capital expenditures from cash flow from operating activities. Free cash flow is an important indicator of how much cash is generated or used by the Company's normal business operations, including capital expenditures. Management uses free cash flow to measure progress on its capital efficiency and cash flow initiatives.

EBITDA

EBITDA is a non-GAAP financial measure, which the Company calculate by adding interest income (expense), net; income tax expense (benefit); and depreciation and amortization to net income. EBITDA provides management with additional insight to its results of operations. EBITDA is the primary metric used by the Company's Chief Operating Decision Maker in managing the business.

Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted EPS for Stand-Alone Orthofix Financial Results

These non-GAAP financial measures utilized in the Orthofix stand-alone financial results provide management with additional insight to its results of operations and reflect the exclusion of the following items:

•
Share-based compensation expense – Costs related to the Company's share-based compensation plans, which include stock options, restricted stock, performance-based or market-based restricted stock, and a stock purchase plan; see the share-based compensation footnote in the Company's Form 10-K for the year ended December 31, 2022 for an allocation of these costs by consolidated statement of operations line item. It should be noted that certain share-based compensation costs are instead included within medical device regulation for 2021 and 2022. Management excludes this item when evaluating the Company's operating performance as it represents a non-cash expense.
•
Foreign exchange impact – Gains and losses related to foreign currency transactions, which are recorded as other income (expense), net. Management excludes this item when evaluating the Company's operating results as at is primarily a non-cash expense or benefit and is non-operating in nature.
•
Strategic investments – Costs related to the Company's strategic investments, such as due diligence and integration costs, which are primarily recorded as general and administrative expenses. These acquisition and integration-related charges are not factored into the evaluation of the Company's performance by management because they are of a temporary nature, not related to the Company's core operating performance, and as the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's acquisition transactions.
•
Acquisition-related fair value adjustments – Comprised of (i) gains and losses related to remeasurement of contingent consideration to fair value, which are recorded as operating expenses and (ii) recognized costs related to acquired in-process research and development ("IPR&D") assets, which were expensed immediately. Management excludes this item when evaluating the Company's operating results as the remasurement of contingent consideration is primarily non-cash in nature and as the frequency and amount of IPR&D charges can vary significantly based on the timing and magnitude of the Company's acquisition transactions.
•
Amortization of acquired intangibles – Amortization of intangible assets acquired in business combinations or asset acquisitions, including items such as developed technologies, customer relationships, trade names, manufacturing agreements, and other intangible assets, and any impairment of acquired goodwill, which are recorded in cost of sales or operating expenses. Management excludes this item when evaluating the Company's operating performance as it represents a non-cash expense.
•
(Gain) Loss on investment securities – Net gains or losses recognized (realized or unrealized) within other income (expense), net relating to certain of our investments. Management excludes this item when evaluating the Company's operating performance as it typically represents a non-cash gain or loss and is not related to the Company's core operating performance.
•
Legal judgments/settlements – Adverse or favorable legal judgments or negotiated legal settlements, which are recorded as general and administrative expenses. Management excludes this item when evaluating the Company's operating results as these costs and/or benefits can vary significantly based on the timing and magnitude of litigation matters.
•
Succession and transition charges – Costs related to the transition of certain named executive officers and certain targeted restructuring costs, including any cessation and onboarding amounts, accelerated share-based compensation expense, consulting services, and other related expenses, which are primarily recorded as general and administrative expenses. Management excludes this item when evaluating the Company's operating results as these costs associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Medical device regulation – Incremental costs incurred (i) to establish initial compliance with the regulations set forth by the European Union Medical Device Regulation (“MDR”) and the U.S. Food and Drug Administration related to our currently-approved medical devices, which are recorded primarily as research and development expenses, and (ii) related to rationalization of certain product lines that we do not expect to continue to market subsequent to the effective date of these regulations, which are recorded primarily as costs of sales. Management excludes this item when evaluating the Company's operating results as these costs associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Business interruption – COVID-19 – Gains and losses related to the realized effects the COVID-19 pandemic has had on our business operations, which consist primarily of (i) certain legislative relief received as a result of the COVID-19 pandemic, (ii) costs associated with the redesign of certain products in response to supply chain disruption, and (iii) incremental costs incurred to enhance the safety and sanitation of our facilities. Management excludes this item when evaluating the Company's operating results as these costs associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Long-term income tax rate adjustment – Reflects management’s expectation of a long-term normalized effective tax rate of 27% for 2021 and 28% for the fiscal year 2022 results and outlook, which is based on current tax law and current expected adjusted income; actual reported tax expense will ultimately be based on GAAP earnings and may differ from the expected long-term normalized effective tax rate due to a variety of factors, including the resolutions of issues arising from tax audits with various tax authorities, the ability to realize deferred tax assets, and the tax impact of certain reconciling items that are excluded in determining Adjusted Net Income and Adjusted EPS.

Adjusted EBITDA and Adjusted Gross Margin for SeaSpine Stand-Alone Financial Results

Adjusted EBITDA and Adjusted Gross Margin are measures used by management for purposes of:

•
supplementing the financial results and forecasts reported to the Company's board of directors;
•
evaluating, managing and benchmarking the operating performance of the Company;
•
establishing internal operating budgets;
•
enhancing comparability from period to period; and
•
comparing performance with internal forecasts and targeted business models.

Adjusted EBITDA consists of GAAP net loss before interest, taxes, depreciation and amortization and excludes the impact of the following items:

•
Fixed NanoMetalene supplier processing charge – This charge relates to the future fixed payments that SeaSpine is obligated to make to a supplier in connection with securing and maintaining long-term backup processing capacity for its NanoMetalene franchise. Because SeaSpine no longer anticipates utilizing the backup processor for a meaningful portion of its future NanoMetalene supply needs throughout the term of the payment stream, SeaSpine recorded a loss on this future contractual obligation in the fourth quarter of 2021. Management excludes this item when evaluating the Company's operating performance because the frequency of such charge is expected to be highly unusual and nonrecurring.
•
Spinal set instrument replacement expenses – The cost of purchased instruments used to replace damaged instruments in existing sets is recorded directly to instrument replacement expense. Management excludes this item when evaluating the Company's operating performance because it is, in nature and substance, very similar to depreciation expense recorded over time for spinal set instruments deployed to new sets.

•
Stock-based compensation – Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•
European sales and marketing organization restructuring– Management excludes this item when evaluating the Company’s operating performance because these charges are associated with an event that is not expected to recur at a similar magnitude in the future.
•
Litigation special charges – Management excludes legal fees and any litigation settlement costs associated with onboarding competitive distributor partners in a compliant manner when evaluating the Company’s operating performance because these charges are associated with events that are not expected to recur at a similar frequency and magnitude in the future.
•
Purchase accounting inventory fair market value adjustments – Purchase accounting inventory fair market value adjustments consist of the increase to cost of goods sold that occur as a result of expensing the “step up” in the fair value of acquired inventory that SeaSpine purchased in connection with acquisitions as that inventory is sold during the financial period. Management excludes this item when evaluating the Company’s operating performance because it is not related to its core operating performance and because it is a non-cash expense for which the frequency and amount of such charges may vary significantly based on the level of inventory on hand at the time of acquisition.
•
Acquisition and integration-related charges – Acquisition and integration-related charges include (i) legal, accounting, and other outside consultant expenses directly related to acquisitions and (ii) costs related to acquisition integration, including systems, operations, retention and severance. These acquisition and integration-related charges are not factored into the evaluation of the Company's performance by management after completion of acquisitions because they are of a temporary nature, they are not related to the Company's core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's acquisition transactions.
•
Business combination charges related to Orthofix – Legal, accounting, and other outstide consultant expenses or costs directly related to the merger of SeaSpine and Orthofix. Management excludes this item when evaluating the Company’s operating performance because these charges are associated with an event that is not expected to recur at a similar magnitude in the future.

Adjusted Gross Margin represents GAAP gross margin excluding the impact of the following items recorded to cost of goods sold:

•
Technology-related intangible asset amortization expense – Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•
Fixed NanoMetalene supplier processing charge – See above under, the "Adjusted EBITDA" heading for a description of this charge and the reason management excludes it when evaluating the Company's operating performance.
•
Purchase accounting inventory fair market value adjustments – See above under the "Adjusted EBITDA" heading for a description of these charges and the reason management excluded them when evaluating the Company’s operating performance.

Usefulness and Limitations of Non-GAAP Financial Measures

Management uses non-GAAP measures to evaluate performance period-over-period, analyze the underlying trends in our business, assess performance relative to competitors, and establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP measures as the basis for evaluating the ability of the underlying operations to generate cash. In addition, management uses these non-GAAP measures to further its understanding of the performance of our business units.

Material Limitations Associated with the Use of Non-GAAP Financial Measures

The non-GAAP financial measures used in this press release may have limitations as analytical tools, and should not be considered in isolation or as a replacement for GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are that they exclude items that reflect an economic cost and can have a material effect on cash flows. Similarly, certain non-cash expenses, such as share-based compensation, do not directly impact cash flows, but are part of total compensation costs accounted for under GAAP.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures

We compensate for the limitations of our non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance. The GAAP results provide management with the ability to further understand our performance based on a defined set of criteria. Management believes that the non-GAAP measures reflect the underlying operating results of our businesses and provide an important measure of our overall performance. We provide detailed reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures above and encourage investors to review these reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors

We believe that providing non-GAAP financial measures that exclude certain items provides investors with greater transparency to the information used by senior management in its financial and operational decision-making. Management believes it is important to provide investors with the same non-GAAP metrics it uses to supplement information regarding the performance and underlying trends of our business operations in order to facilitate comparisons to our historical operating results and internally evaluate the effectiveness of our operating strategies. We believe that disclosure of these non-GAAP financial measures also facilitates comparisons of our underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures.

Item 7.01 Regulation FD Disclosure.

The news release furnished in Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

The information furnished in this Item 7.01, including the exhibit furnished herewith as Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	News release, dated March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Patrick Keran
Patrick Keran Chief Legal Officer

Date: March 6, 2023